THE ADVISORS' INNER CIRCLE FUND

                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN

                                FEBRUARY 21, 2007

         The Advisors' Inner Circle Fund (the "Trust"), a registered investment company that consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each fund listed on Schedules attached hereto (each a "Fund" and together the "Funds").

A.       ATTRIBUTES OF SHARE CLASSES

         1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each a "Certificate") as each such Certificate is attached as Exhibits hereto.

         2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal PRO RATA interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any service fees ("service fees") that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.       EXPENSE ALLOCATIONS

         1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class;
(ii) any and all other expenses relating to a particular class that are actually incurred in a DIFFERENT AMOUNT BY THAT CLASS (excluding economies of scale discounts) or for which that class receives SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "class-specific" expenses and are (or will be) borne exclusively by that class.

         2. Expenses that are not incurred in DIFFERENT AMOUNTS BY CLASS and for which share classes do not receive SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "non-class specific" expenses and shall be allocated in accordance with Rule 18f-3(c).

C.       AMENDMENT OF PLAN; PERIODIC REVIEW

         1. This Plan must be amended, as necessary, to properly describe (through additional Exhibits and Certificates hereto) any new class of shares approved by the Board.

         2. The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must review this Plan at least annually for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                                   SCHEDULE A
                                       TO
                         THE ADVISORS' INNER CIRCLE FUND
                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN
                             DATED FEBRUARY 21, 2007

                                    AIG FUNDS

------------------------------------------------------------------------------ ----------------- ------------------
FUND                                                                               CLASS A            CLASS B
------------------------------------------------------------------------------ ----------------- ------------------
AIG Money Market Fund                                                                 X                  X
------------------------------------------------------------------------------ ----------------- ------------------

                                   SCHEDULE B
                                       TO
                         THE ADVISORS' INNER CIRCLE FUND
                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN
                             DATED FEBRUARY 21, 2007

                           RICE HALL JAMES PORTFOLIOS

------------------------------------------------------------------------------ ----------------- ------------------
FUND                                                                            INSTITUTIONAL     INVESTOR CLASS
                                                                                    CLASS
------------------------------------------------------------------------------ ----------------- ------------------
Rice Hall James Micro Cap Portfolio                                                   X
------------------------------------------------------------------------------ ----------------- ------------------
Rice Hall James Small/Mid Cap Portfolio                                               X
------------------------------------------------------------------------------ ----------------- ------------------
Rice Hall James Mid Cap Portfolio                                                     X                  X
------------------------------------------------------------------------------ ----------------- ------------------

                                   SCHEDULE C
                                       TO
                         THE ADVISORS' INNER CIRCLE FUND
                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN
                             DATED FEBRUARY 21, 2007

                                  CAMBIAR FUNDS

------------------------------------------------------------------------------ ----------------- ------------------
FUND                                                                            INVESTOR CLASS     INSTITUTIONAL
                                                                                                       CLASS
------------------------------------------------------------------------------ ----------------- ------------------
Cambiar Opportunity Fund                                                              X
------------------------------------------------------------------------------ ----------------- ------------------
Cambiar International Fund                                                            X
------------------------------------------------------------------------------ ----------------- ------------------
Cambiar Conquistador Fund                                                             X                  X
------------------------------------------------------------------------------ ----------------- ------------------
Cambiar Aggressive Value Fund                                                         X
------------------------------------------------------------------------------ ----------------- ------------------

                                   SCHEDULE D
                                       TO
                         THE ADVISORS' INNER CIRCLE FUND
                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN
                             DATED FEBRUARY 21, 2007

                            UA S&P 500(R) INDEX FUND


------------------------------------------------------------------------------ ----------------- ------------------
FUND                                                                               CLASS I           CLASS II
------------------------------------------------------------------------------ ----------------- ------------------
UA S&P 500(R) Index Fund                                                               X                  X
------------------------------------------------------------------------------ ----------------- ------------------

                                   SCHEDULE E
                                       TO
                         THE ADVISORS' INNER CIRCLE FUND
                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN
                             DATED FEBRUARY 21, 2007

                         COMMERCE CAPITAL MARKETS FUNDS

---------------------------------------------------- ---------------------- -------------------- ---------------------
FUND                                                 ADMINISTRATION CLASS      INSTITUTIONAL        SERVICE CLASS
                                                                                   CLASS
---------------------------------------------------- ---------------------- -------------------- ---------------------
Commerce Capital Government Money Market Fund                  X                     X                    X
---------------------------------------------------- ---------------------- -------------------- ---------------------
Commerce Capital Treasury Obligations Money Market
Fund                                                           X                     X                    X
---------------------------------------------------- ---------------------- -------------------- ---------------------
Commerce Capital Investment Select Government
Money Market Fund                                                                    X
---------------------------------------------------- ---------------------- -------------------- ---------------------
Commerce Capital Institutional Select Government
Money Market Fund                                                                    X

                                   SCHEDULE F
                                       TO
                         THE ADVISORS' INNER CIRCLE FUND
                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN
                             DATED FEBRUARY 21, 2007

                                 EDGEWOOD FUNDS

------------------------------------------------------------------------------ ----------------- ------------------
FUND                                                                             INSTITUTIONAL      RETAIL CLASS
                                                                                    CLASS
------------------------------------------------------------------------------ ----------------- ------------------
Edgewood Growth Fund                                                                  X                  X
------------------------------------------------------------------------------ ----------------- ------------------

                                                                     EXHIBIT A.1

                              AIG MONEY MARKET FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS A

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

         Class A Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.       ELIGIBILITY OF PURCHASERS

         Class A Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus) of $10,000,000.

3.       EXCHANGE PRIVILEGES

         Class A Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class A Shares (such as a distribution plan or service agreement relating to the Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5.       CONVERSION RIGHTS

         Class A Shares do not have a conversion feature.

                                                                     EXHIBIT A.2

                              AIG MONEY MARKET FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS B

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Class B Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .35% of each Fund's average daily net assets attributable to the Class B Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class B Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.       ELIGIBILITY OF PURCHASERS

         Class B Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus) of $25,000.

3.       EXCHANGE PRIVILEGES

         Class B Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Class B shareholder will have one vote for each full Class B Share held and a fractional vote for each fractional Class B Share held. Class B shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class B Shares (such as a distribution plan or service agreement relating to the Class B Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class B shareholders differ from the interests of holders of any other class.

5.       CONVERSION RIGHTS

         Class B Shares do not have a conversion feature.

                                                                     EXHIBIT B.1

                           RICE HALL JAMES PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                               INSTITUTIONAL CLASS

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.       ELIGIBILITY OF PURCHASERS

         Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         Institutional Class Shares of each Rice Hall James Portfolio may be exchanged only for Institutional Class Shares of another Rice Hall James Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4.       VOTING RIGHTS

         Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Institutional Class Shares do not have a conversion feature.

                                                                     EXHIBIT B.2

                           RICE HALL JAMES PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                                 INVESTOR CLASS

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will reimburse the Distributor annually for expenses incurred in connection with its distribution activities under the Distribution Plan approved by the Board of Trustees not to exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class Shares. Such activities include those associated with the promotion and sale of the Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.       ELIGIBILITY OF PURCHASERS

         Investor Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         Investor Class Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Investor Class Shares do not have a conversion feature.

                                                                     EXHIBIT C.1

                                  CAMBIAR FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                              INVESTOR CLASS SHARES
                     (FORMERLY, INSTITUTIONAL CLASS SHARES)

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Investor Class Shares are sold without a load or sales charge, but may be subject to a shareholder services plan under which a Fund may pay an annual fee up to 0.25% of assets attributable to Investor Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Investor Class shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.       ELIGIBILITY OF PURCHASERS

         Investor Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         Investor Class Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Shareholders of Investor Class Shares are permitted to submit their Investor Class Shares for conversion into Institutional Class Shares subject to meeting the eligibility requirements as set forth in the Certificate of Class Designation for Institutional Class Shares.

                                                                     EXHIBIT C.2

                                  CAMBIAR FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES
                           (FORMERLY, R CLASS SHARES)

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Institutional Class Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 fee and shareholder services plan.

2.       ELIGIBILITY OF PURCHASERS

         Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         Institutional Class Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Institutional Class Shares do not have a conversion feature.

                                                                     EXHIBIT D.1

                            UA S&P 500(R) INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS I

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Class I Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.       ELIGIBILITY OF PURCHASERS

         Class I Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         UA S&P 500(R) Index Fund Class I Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Class I shareholder will have one vote for each full Class I Share held and a fractional vote for each fractional Class I Share held. Class I shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class I shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Class I Shares do not have a conversion feature.

                                                                     EXHIBIT D.2

                            UA S&P 500(R) INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                    CLASS II

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Class II Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to the Class II Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class II Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.       ELIGIBILITY OF PURCHASERS

         Class II Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         UA S&P 500(R) Index Fund Class II Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Class II shareholder will have one vote for each full Class II Share held and a fractional vote for each fractional Class II Share held. Class II shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class II shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Class II Shares do not have a conversion feature.

                                                                     EXHIBIT E.1

                         COMMERCE CAPITAL MARKETS FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                              ADMINISTRATION CLASS

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Administration Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Administration Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Administration Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.       ELIGIBILITY OF PURCHASERS

         Administration Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         Commerce Capital Markets Funds' Administration Class Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Administration Class shareholder will have one vote for each full Administration Class Share held and a fractional vote for each fractional Administration Class Share held. Administration Class shareholders will have:
(i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Administration Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Administration Class Shares do not have a conversion feature.

                                                                     EXHIBIT E.2

                         COMMERCE CAPITAL MARKETS FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                               INSTITUTIONAL CLASS

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.       ELIGIBILITY OF PURCHASERS

         Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         Commerce Capital Markets Funds' Institutional Class Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Institutional Class Shares do not have a conversion feature.

                                                                     EXHIBIT E.3

                         COMMERCE CAPITAL MARKETS FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                  SERVICE CLASS

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

         Service Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to the Service Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Service Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.       ELIGIBILITY OF PURCHASERS

         Service Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         Commerce Capital Markets Funds' Service Class Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Service Class shareholder will have one vote for each full Service Class Share held and a fractional vote for each fractional Service Class Share held. Service Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Service Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Service Class Shares do not have a conversion feature.

                                                                     EXHIBIT F.1

                                 EDGEWOOD FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                              INSTITUTIONAL SHARES

1.       CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

         Institutional Shares are sold without a load or sales charge, and do not impose a shareholder service fee or asset-based sales charge.

2.       ELIGIBILITY OF PURCHASERS

         Institutional Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         Institutional Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Institutional Share shareholder will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Institutional Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Institutional Shares do not have a conversion feature.

                                                                     EXHIBIT F.2

                                 EDGEWOOD FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                  RETAIL SHARES

1.       CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

         Retail Shares are sold without a load or sales charge, but are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.25% of assets attributable to Retail Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Retail Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

         Retail Shares are also subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will reimburse the Distributor annually for expenses incurred in connection with its distribution activities under the Distribution Plan approved by the Board of Trustees not to exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to the Retail Shares of the Fund. Such activities include those associate with the promotion and sale of the Fund's Retail Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.       ELIGIBILITY OF PURCHASERS

         Retail Shares are principally designed for purchase by individual investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.       EXCHANGE PRIVILEGES

         Retail Shares do not have exchange privileges.

4.       VOTING RIGHTS

         Each Retail Share shareholder will have one vote for each full Retail Share held and a fractional vote for each fractional Retail Share held. Retail Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Retail Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.       CONVERSION RIGHTS

         Retail Shares do not have a conversion feature.